UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2023

GAIA, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-27517	84-1113527
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

833 West South Boulder Road Louisville, Colorado 80027
(Address of principal executive offices)

(303) 222-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GAIA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On July 24, 2023, Gaia, Inc. (the “Company”) issued a press release announcing it will conduct a conference call on Monday, July 31, 2023, at 4:30 p.m. Eastern time (2:30 p.m. Mountain time) to discuss its financial results for the second quarter ended June 30, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

As previewed in our June 26, 2023 press release, as such press release related to our anticipated second quarter results (the “Press Release”), in the second quarter of 2023, we experienced a moderate increase in revenue and member count as compared to the first quarter of 2023, with revenue of $19.8 million for the second quarter of 2023 as compared to $19.6 million for the first quarter of 2023 and member count of approximately 775,000 for the second quarter of 2023 as compared to 766,000 for the first quarter of 2023. Further, as previewed in the Press Release, we experienced an increase in operating cash flow in the second quarter of 2023 as compared to the first quarter of 2023, with operating cash flow of approximately $3.3 million for the second quarter of 2023 as compared to $3.1 million for the first quarter of 2023.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, issued by the Company on July 24, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gaia, Inc.

Date: July 24, 2023	/s/ Ned Preston
	Name:	Ned Preston
	Title:	Chief Financial Officer